Exhibit 99.2

PROFESSIONAL POWER PRODUCTS, INC.

AND VARIABLE INTEREST ENTITIES

Darien, Wisconsin

CONSOLIDATED FINANCIAL STATEMENTS

Including Independent Auditors’ Report

As of and for the Years Ended December 31, 2013 and 2012

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

TABLE OF CONTENTS

As of and for the Years Ended December 31, 2013 and 2012

Independent Auditors’ Report	1 - 2

Financial Statements

Consolidated Balance Sheets	3 - 4

Consolidated Statements of Operations	5

Consolidated Statements of Stockholders’ Equity	6

Consolidated Statements of Cash Flows	7

Notes to Consolidated Financial Statements	8 - 18

Supplemental Information

Consolidating Balance Sheets	19 - 22

Consolidating Statements of Operations	23 - 24

Schedule of Consolidating Operating Expenses - 2013	25

Schedule of Consolidating Operating Expenses - 2012	26

INDEPENDENT AUDITORS’ REPORT

Stockholders and Board of Directors

Professional Power Products, Inc. and Variable Interest Entities

Darien, Wisconsin

We have audited the accompanying consolidated financial statements of Professional Power Products, Inc. and Variable Interest Entities, which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Stockholders and Board of Directors

Professional Power Products, Inc. and Variable Interest Entities

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Professional Power Products, Inc. and Variable Interest Entities as of December 31, 2013 and 2012 and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The consolidating information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

Janesville, Wisconsin
February 28, 2014

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

CONSOLIDATED BALANCE SHEETS

As of December 31, 2013 and 2012

ASSETS

	2013	2012
CURRENT ASSETS
Cash and cash equivalents	$3,882,853	$1,439,153
Accounts receivable, net	9,667,412	4,156,877
Inventories, net	3,788,941	5,712,976
Prepaid insurance	122,959	132,510
Other prepaid expenses	188,144	115,752
Other current assets	12,062	23,059

Total Current Assets	17,662,371	11,580,327

NET PROPERTY AND EQUIPMENT	7,401,687	7,708,140

OTHER ASSETS
Notes receivable	3,199	1,999
Loan origination fees, net	105,533	29,786

Total Other Assets	108,732	31,785

TOTAL ASSETS	$25,172,790	$19,320,252

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2013	2012
CURRENT LIABILITIES
Line of credit	$—	$3,850,000
Accounts payable	2,872,112	2,677,274
Income taxes payable	—	44,550
Accrued liabilities	635,520	605,901
Accrued warranty	552,053	379,316
Deferred revenues	1,529,797	2,251,141
Current maturities of long-term debt	516,012	1,005,631
Current maturities of capital lease obligations	45,844	109,553

Total Current Liabilities	6,151,338	10,923,366
LONG-TERM LIABILITIES
Line of credit	4,460,000	—
Long-term debt, less current maturities	6,645,853	6,535,640
Capital lease obligations, less current maturities	—	45,844

Total Liabilities	17,257,191	17,504,850

STOCKHOLDERS’ EQUITY
Controlling interests
Common stock, $1 stated value per share 10,000 shares authorized 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	1,784	1,784
Retained earnings	8,578,323	2,495,936

Total Controlling Interests	8,581,107	2,498,720
Noncontrolling interest in variable interest entities	(665,508)	(683,318)

Total Stockholders’ Equity	7,915,599	1,815,402

TOTAL LIABILITIES AND EQUITY	$25,172,790	$19,320,252

See accompanying notes to consolidated financial statements.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2013 and 2012

	2013	Percent	2012	Percent
NET SALES	$40,274,885	100.0	$27,526,565	100.0
COST OF GOODS SOLD	29,449,200	73.1	23,005,621	83.6

Gross Profit	10,825,685	26.9	4,520,944	16.4
OPERATING EXPENSES	2,936,115	7.3	3,418,269	12.4

Operating Income	7,889,570	19.6	1,102,675	4.0

OTHER INCOME (EXPENSE)
Interest expense	(468,244)	(1.2)	(586,185)	(2.1)
Other income (expense)	3,145	—	(3,014)	—
Loss on sale of land	—	—	(103,429)	(0.4)

Net Other Expense	(465,099)	(1.2)	(692,628)	(2.5)

NET INCOME	7,424,471	18.4	410,047	1.5
LESS: NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST IN VARIABLE INTEREST ENTITIES	(53,810)	(0.1)	209,365	0.8

NET INCOME ATTRIBUTABLE TO PROFESSIONAL POWER PRODUCTS, INC.	$7,370,661	18.3	$619,412	2.3

See accompanying notes to consolidated financial statements.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Years Ended December 31, 2013 and 2012

	Common Stock	Additional Paid-in Capital	Retained Earnings	Noncontrolling Interest in Variable Interest Entities	Total Equity
BALANCES, December 31, 2011	$1,000	$1,784	$2,019,091	$(495,910)	$1,525,965
2012 net income	—	—	619,412	—	619,412
Additional paid in capital from VIE - 448 W. Madison, LLC	—	—	—	196,279	196,279
2012 net loss of VIE - 448 W. Madison, LLC	—	—	—	(88,607)	(88,607)
Additional paid in capital from VIE - Professional Power Products - West Coast Packaging, LLC	—	—	—	22,748	22,748
2012 net loss of VIE - Professional Power Products - West Coast Packaging, LLC	—	—	—	(120,758)	(120,758)
Dissolution and distribution of net assets from VIE - Professional Power Products - West Coast Packaging, LLC	—	—	—	(161,070)	(161,070)
Distributions	—	—	(142,567)	(36,000)	(178,567)

BALANCES, December 31, 2012	1,000	1,784	2,495,936	(683,318)	1,815,402
2013 net income	—	—	7,370,661	—	7,370,661
2013 net income of VIE - 448 W. Madison, LLC	—	—	—	53,810	53,810
Distributions	—	—	(1,288,274)	(36,000)	(1,324,274)

BALANCES, December 31, 2013	$1,000	$1,784	$8,578,323	$(665,508)	$7,915,599

See accompanying notes to consolidated financial statements.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$7,424,471	$410,047
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	675,102	795,893
Amortization	9,601	764
Provision for bad debts	57,315	153,269
Change in reserve for obsolete inventory	65,000	(88,602)
Loss on disposal of property and equipment	67,532	36,816
Loss on sale of land	—	103,429
Changes in assets and liabilities
Accounts receivable	(5,567,850)	2,333,389
Inventories	1,859,035	414,656
Prepaid insurance	9,551	(35,969)
Prepaid expenses	(72,392)	(39,721)
Other current assets	10,997	30,379
Accounts payable	196,160	(2,140,266)
Accrued liabilities	28,297	119,386
Accrued construction costs	—	(212,500)
Accrued warranty	172,737	255,585
Deferred revenues	(721,344)	(529,718)
Income taxes payable	(44,550)	44,550

Net Cash Flows from Operating Activities	4,169,662	1,651,387

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(437,181)	(233,200)
Proceeds from sale of assets	1,000	266,722
Net proceeds (advances) of notes receivable	(1,200)	17,748

Net Cash Flows from Investing Activities	(437,381)	51,270

CASH FLOWS FROM FINANCING ACTIVITIES
Net change in line of credit	610,000	(1,510,000)
Principal payments on long-term debt	(3,606,006)	(676,987)
Proceeds from long-term debt	3,226,600	1,700,100
Loan origination fees	(85,348)	(30,550)
Payments on capital lease obligations	(109,553)	(118,780)
Additional paid in capital from VIE - 448 W. Madison, LLC	—	35,209
Additional paid in capital from VIE - Professional Power Products - West Coast Packaging, LLC	—	22,748
Distribution to member	(36,000)	(36,000)
Distributions to stockholders	(1,288,274)	(142,567)

Net Cash Flows from Financing Activities	(1,288,581)	(756,827)

Net Change in Cash and Cash Equivalents	2,443,700	945,830
CASH AND CASH EQUIVALENTS - Beginning of Year	1,439,153	493,323

CASH AND CASH EQUIVALENTS - END OF YEAR	$3,882,853	$1,439,153

Supplemental cash flow disclosures (see Note 13)

See accompanying notes to consolidated financial statements.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 1 - Summary of Significant Accounting Policies

Nature of Operations

Professional Power Products, Inc. (the “company”) is primarily engaged in providing manufacturing services in the area of electric power generation and also provides engineering design services. The company grants credit to some of its customers.

448 W. Madison, LLC, a variable interest entity, was created to hold and lease a facility to Professional Power Products, Inc.

Professional Power Products - West Coast Packaging, LLC, a variable interest entity, was created to hold land for investment purposes.

The company currently maintains a 100% ownership interest in Professional Power Products International, Inc., an interest charge domestic international sales corporation (IC-DISC).

Principles of Presentation

The consolidated financial statements include the accounts of Professional Power Products, Inc., the IC-DISC, and two variable interest entities (VIEs), 448 W. Madison, LLC and Professional Power Products - West Coast Packaging, LLC (the “companies”). All significant intercompany accounts and transactions have been eliminated in consolidation. The company and the VIEs are operated under common ownership. As such, the equity of the VIEs are presented as noncontrolling interest within the equity section of the consolidated balance sheets and in the consolidated statements of operations.

Cash and Cash Equivalents

The companies define cash and cash equivalents as highly liquid, short-term investments with a maturity at the date of acquisition of three months or less.

Concentrations of Cash

The companies at times during the year have cash deposits which exceed federally insured limits of $250,000. However, the companies have not experienced any losses in such accounts and believe they are not exposed to significant risk.

Accounts Receivable

The majority of the company’s accounts receivable are due from power generation equipment distributors. Credit is extended based on evaluation of a customer’s financial condition. Generally, collateral is not required. Accounts receivable are due within thirty days, except for agreed upon retainages, which are due upon acceptance of work by the customer. In accordance with industry practice, retainage receivables are included in accounts receivable, a portion of which may not be realized within one year. Retainage receivables generally represent 10% or less of the total contract price.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 1 - Summary of Significant Accounting Policies (cont.)

The company carries accounts receivable at cost less an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. On a periodic basis, the company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on current credit conditions. The allowance was determined to be $50,000 and $7,501 at December 31, 2013 and 2012, respectively. The company writes-off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are recognized as a credit to operating expenses. The company does not charge interest on past due amounts.

Inventories

Inventories are valued at the lower of cost, using the first-in, first-out (FIFO) method, or market.

Property and Equipment

Property and equipment are stated at cost. Major expenditures for property and equipment are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income.

Depreciation

For financial reporting purposes, depreciation is computed using the straight-line method over the assets estimated useful lives. Depreciation expense was $675,102 and $795,893 for the years ended December 31, 2013 and 2012, respectively.

For income tax reporting purposes, depreciation is calculated using applicable accelerated methods.

Impairment of Long-Lived Assets

The company reviews long-lived assets, including property and equipment and intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses.

Loan Origination Fees

Loan origination fees are recorded at cost less accumulated amortization. Amortization is computed on the effective interest method over the life of the loans, which is ten years. Loan origination fees of $85,348 were capitalized during the year ended December 31, 2013. Amortization expense was $9,601 and $764 for the years ended December 31, 2013 and 2012, respectively. Amortization expense will be $4,790 annually for the next five years.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 1 - Summary of Significant Accounting Policies (cont.)

Warranties

At the time revenue is recognized, the company records a reserve for an estimate of costs expected to be incurred under its basic eighteen month limited warranty. Factors affecting the company’s warranty reserve include the size and volume of product sold, anticipated rates of claims, and costs per claim. The company periodically assesses the adequacy of the warranty reserve based on changes in these factors. Warranty expense is recognized in cost of goods sold in the consolidated statements of operations.

Revenue Recognition and Deferred Revenue

The company recognizes revenue at the time the title of the related product is transferred, usually when shipped or when storage charges commence. Revenues are reported net of discounts and allowances. Billings in excess of recognized revenue are reported as deferred revenues in the consolidated balance sheets.

Shipping and Handling Costs

Shipping and handling costs charged to customers have been included in net sales. Shipping and handling costs incurred by the company have been included in cost of goods sold.

Research and Development Costs

Research and development costs are expensed when incurred. Research and development costs totaled $44,572 and $48,994 for the years ended December 31, 2013 and 2012, respectively.

Income Taxes

Professional Power Products, Inc elected to be an S corporation effective November 23, 1992. Under this election, the net income or loss of the company is allocated to the respective stockholders and included on their individual tax returns.

Income taxes are not payable by, or provided for, the limited liability company, 448 W. Madison, LLC. The sole member is taxed individually on the earnings of the limited liability company.

Income taxes are not payable by, or provided for, the limited liability company, Professional Power Products - West Coast Packaging, LLC. The members are taxed individually on the earnings of the limited liability company.

Accounting for Uncertainty in Income Taxes

The tax effects from an uncertain tax position are recognized in the consolidated financial statements only if the position is more likely than not to be sustained on audit based solely on the technical merits of the position. The companies recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. The companies apply this standard to all tax positions for which the statute of limitations remains open. It is the companies’ policy to recognize interest and penalties related to unrecognized tax benefits in income tax expense. The companies’ federal tax returns prior to 2010 are closed. State jurisdictions have statutes of limitations that generally range from three to five years. Management determined there were no material uncertain positions taken by the companies in their tax returns.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 1 - Summary of Significant Accounting Policies (cont.)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

For comparability, certain 2012 amounts have been reclassified to conform with classifications adopted in 2013.

NOTE 2 - Accounts Receivable

Accounts receivable consist of the following at December 31:

	2013	2012
Trade receivables	$8,587,348	$3,516,685
Retainage receivable	1,130,064	647,693

Total Accounts Receivable	9,717,412	4,164,378
Less: Allowance for doubtful accounts	(50,000)	(7,501)

Accounts Receivable, Net	$9,667,412	$4,156,877

Changes in the company’s allowance for uncollectible accounts were as follows:

	2013	2012
Beginning of year	$7,501	$134,373
Bad debt expense, net of recoveries	57,315	153,269
Accounts written-off	(14,816)	(280,141)

End of Year	$50,000	$7,501

NOTE 3 - Notes Receivable

Notes receivable consist of various unsecured receivables from employees at December 31, 2013 and 2012. No interest income was recorded in 2013 and 2012 related to notes receivable.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 4 - Inventories

Inventories consist of the following at December 31:

	2013	2012
Raw materials	$2,748,033	$2,668,999
Work in process	1,031,649	3,003,035
Finished goods	9,259	40,942

Total Inventories	$3,788,941	$5,712,976

Inventories are shown net of obsolete inventory reserves, which were $215,000 and $150,000 for the years ended December 31, 2013 and 2012, respectively.

NOTE 5 - Property and Equipment

The major categories of property and equipment at December 31 are summarized as follows:

	Depreciable Lives	2013	2012
Land	N/A	$978,570	$987,095
Building	39 yrs.	4,521,930	4,521,930
Leasehold improvements	15-40 yrs.	1,128,879	1,099,823
Rental equipment	10 yrs.	190,850	190,850
Machinery and equipment	5-10 yrs.	4,955,239	4,772,256
Computer equipment	3-10 yrs.	934,851	857,079
Vehicles	5-10 yrs.	265,830	273,332
Construction in progress		61,016	8,156

Total Property and Equipment		13,037,165	12,710,521
Less: Accumulated depreciation		(5,635,478)	(5,002,381)

Net Property and Equipment		$7,401,687	$7,708,140

NOTE 6 - Warranty Reserve

The changes in the company’s accrued warranty reserve during 2013 and 2012 were as follows:

	2013	2012
Beginning of year	$379,316	$123,731
Warranty expense	1,130,288	799,123
Warranty claims paid	(957,551)	(543,538)

End of Year	$552,053	$379,316

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 7 - Line of Credit

The company has a line of credit agreement with a bank, last renewed on July 31, 2013. The line of credit allows the company to borrow up to the amount available under a borrowing base calculated with reference to a specified percentage of the borrower’s eligible accounts receivable and a specified percentage of the borrower’s eligible inventory, with a maximum borrowing limit of $7,500,000. Aggregate unpaid principal and accrued interest are due at maturity on September 30, 2015, in accordance with the last note renewal. The outstanding balance at December 31, 2013 was $4,460,000, with approximately $2,828,340 of availability, and is reported in long-term liabilities in the consolidated balance sheets. The outstanding balance at December 31, 2012 was $3,850,000 and is reported in current liabilities in the consolidated balance sheets, as the previous note was a twelve month agreement. At the option of the borrower, advances under the line of credit may be classified as prime rate loans or LIBOR loans. Interest is payable monthly, with interest on prime rate loans at 0.50 percentage points above the Wall Street Journal prime rate, and interest on LIBOR loans at 3.00 percentage points above one-month LIBOR rate of interest. At December 31, 2013 the outstanding line of credit balance was all classified as a LIBOR loan (3.17% as of December 31, 2013). At December 31, 2012 the line of credit balance bore interest at 1.50 percentage points above the Wall Street Journal prime rate (4.75% as of December 31, 2012). The line of credit has a maturity date of September 30, 2015. The line of credit is secured by commercial security agreements pledging all business assets, guarantees by the variable interest entities and personal guarantees by the stockholders. Under the terms of a loan agreement with the bank, the company is required to comply with certain financial and other restrictive covenants (see Note 8).

NOTE 8 - Long-Term Debt

Long-term debt consists of the following at December 31:

	2013	2012
Professional Power Products, Inc. debt:
Term loan with bank (a)	$706,157	$831,426
Term loan with bank (b)	—	677,820
Capex note with bank (c)	133,600	—
U.S. Small Business Administration loan (d)	539,670	—
To bank, dated September 23, 2010 in the amount of $37,204. Due in 60 monthly installments of $702 including interest at 4.99%.
Note is secured by vehicle.	6,447	19,106
To finance company, dated August 2, 2010 in the amount of $29,214. Due in 60 monthly installments of $565 including interest at 5.90%.
Note is secured by vehicle.	14,087	21,602

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 8 - Long-Term Debt (cont.)

	2013	2012
To finance company, dated September 4, 2007 in the amount of $16,727. Due in 60 monthly installments of $327 including interest at 6.50%.
Paid in full during 2012.	9,442	16,105

Total Professional Power Products, Inc. Debt	1,409,403	1,566,059

VIE debt:
Term loan with bank (e)	449,169	501,669
Term loan with bank (f)	—	2,444,000
Term loan with bank (g)	2,876,792	3,029,543
U.S. Small Business Administration loan (h)	2,426,501	—

Total VIE Debt	5,752,462	5,975,212

Totals	7,161,865	7,541,271
Less: Current portion	(516,012)	(1,005,631)

Long-Term Portion	$6,645,853	$6,535,640

(a)	To bank, dated September 30, 2012 in the amount of $847,275. Due in 83 monthly installments of $10,087 including interest at prime plus 1.50% with a floor rate of 4.75% (4.75% at December 31, 2013 and 2012). Final balloon payment of $174,644 due on September 30, 2019. Note is secured by commercial security agreements pledging all business assets, guarantees by the variable interest entities and personal guarantees by the stockholders.
(b)	To bank, dated September 30, 2012 in the amount of $677,820, payable in monthly installments of interest only at a rate of prime plus 1.50% with a floor rate of 4.75% (4.75% at December 31, 2012), remaining principal and interest was due and paid in March 2013.
(c)	To bank, dated July 31, 2013. Capex loan whereby the company may borrow up to $1,000,000 for new equipment, not to exceed 85% of the aggregate invoice cost of such new equipment or 80% of the aggregate invoice cost of used equipment, until July 31, 2014, at which time additional borrowings cease. Commencing September 1, 2013 through July 31, 2014, interest only payments will be due monthly on the aggregate principal balance of the Capex loans. Commencing August 1, 2014, principal and interest will be due in monthly payments of 1/60th equal principal amount outstanding plus interest at 0.50 percentage points above the Wall Street Journal prime rate or interest 3.00 percentage points above one-month LIBOR rate of interest, at the borrower’s option. At December 31, 2013 the Capex loan was classified as a LIBOR loan (3.17% as of December 31, 2013). Remaining principal and unpaid interest are due at maturity on July 31, 2015.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 8 - Long-Term Debt (cont.)

(d)	U.S. Small Business Administration loan through a certified development corporation, funded on March 13, 2013, secured by commercial security agreements, subordinated only to the bank interests, pledging all business assets, guarantees by the variable interest entities and personal guarantees by the stockholders. The loan bears interest at 1.25%, payable in 120 monthly installments of $5,150, plus $885 guarantee and servicing fees for the first 60 months, which are reduced to $456 for the second 60 months. Principal and remaining interest due on March 1, 2023.
(e)	To bank, dated July 10, 2009, and last refinanced August 13, 2013, in the amount of $471,044. Due in 12 monthly installments of $4,375 principal plus at 0.50 percentage points above the Wall Street Journal prime rate or interest 3.00 percentage points above one-month LIBOR rate of interest, at the borrower’s option. At December 31, 2013 the note was classified as a LIBOR loan (3.17% as of December 31, 2013). At December 31, 2012 the note bore interest at prime plus 1.50% with a floor rate of 4.75% (4.75% at December 31, 2012). Final balloon payment of $361,669 plus accrued interest outstanding due on September 30, 2015. Note is secured by land.
(f)	To bank, dated September 30, 2012, in the amount of $2,444,000, payable in monthly installments of interest only at a rate of prime plus 1.50% with a floor rate of 4.75% (4.75% at December 31, 2012), remaining principal and interest due and paid in March 2013.
(g)	To bank, dated September 30, 2012, in the amount of $3,055,000. Due in 119 monthly installments of principal of $12,729 plus accrued interest at prime plus 1.50% with a floor rate of 4.75% (4.75% at December 31, 2012). Final balloon payment of $1,546,042 due on September 30, 2022. Note is secured by property.
(h)	U.S. Small Business Administration loan through a certified development corporation, funded on February 13, 2013, secured by commercial property, subordinated only to the bank interests, and personal guarantee by the stockholder. The loan bears interest at 2.25%, payable in 240 monthly installments of $12,997, commencing March 1, 2013, plus $3,827 guarantee and servicing fees for the first 60 months, which are reduced to $3,022 for months 61-120, $2,126 for months 121-180, and $1,123 for months 181-240. Principal and remaining interest due on February 1, 2033.

The Professional Power Products, Inc. bank agreements contain certain covenants, which, among other things, require a minimum debt service coverage ratio. The company was in compliance with the financial covenant at December 31, 2013 and 2012.

Principal requirements on long-term debt for the years ending after December 31, 2013 are as follows:

2014	$516,012
2015	963,522
2016	437,716
2017	440,864
2018	699,773
2019 and thereafter	4,103,978

Total	$7,161,865

Interest charged to expense was $468,244 and $586,185 for the years ended December 31, 2013 and 2012, respectively.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 9 - Lease Obligations

Capital Lease

The company leases certain equipment under various noncancelable capital lease agreements over periods of one to four years. The assets and liabilities under the capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset.

Amortization on assets under the capital leases was $54,805 and $80,948 for the years ended December 31, 2013 and 2012, respectively. Amortization is included in depreciation expense for 2012 and 2013.

Following is a summary of equipment held under the capital lease:

	2013	2012
Equipment	$293,526	$554,958
Less: Accumulated depreciation	(231,176)	(287,480)

Total	$62,350	$267,478

Minimum future lease payments under capital leases as of December 31, 2013 are:

2014	$46,948

Total Minimum Lease Payments	46,948
Less: Amount representing interest	(1,104)

Present Value of Obligations Under Capital Leases	45,844
Less: Current maturities	(45,844)

Long-Term Portion	$—

The interest rate on the capitalized leases range from 5.20% to 8.86%.

Operating Leases

The company leases certain buildings and equipment under noncancelable operating lease agreements expiring at various dates through fiscal 2016. Rental expense incurred by the company was $52,870 and $99,600 for the years ended December 31, 2013 and 2012, respectively. The 2013 and 2012 lease expense and related future lease rentals shown below exclude the rent paid to the VIE which is eliminated in the consolidated financial statements for the years ended December 31, 2013 and 2012 (see Note 10).

2014	$46,169
2015	31,908
2016	2,680

Total Minimum Future Operating Lease Payments	$80,757

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 10 - Related Party Transactions

The company leases certain equipment and its operating facilities from one of the VIEs (see Note 14), pursuant to an operating lease expiring February 28, 2018. The total rent expense was $480,734 and $404,750 for the years ended December 31, 2013 and 2012, respectively, and is eliminated upon consolidation of the VIE.

NOTE 11 - Employee Benefit Plan

The company maintains a 401(k) retirement savings plan covering substantially all employees with a minimum of six months of service. Provisions of the plan allow the company to make employee matching contributions to the plan, while also permitting eligible employees the opportunity to contribute the statutory annual maximum. Retirement savings plan expense charged to operations was $95,519 and $82,526 for the years ended December 31, 2013 and 2012, respectively.

NOTE 12 - Economic Dependency on Customers

During the years ended December 31, 2013 and 2012, the company sold approximately 56% and 64%, respectively, of its product to three major customers, and the balance due from these customers in trade receivables accounted for approximately 80% and 55% of the total balance at December 31, 2013 and 2012, respectively.

NOTE 13 - Supplemental Disclosure of Cash Flow Information

	2013	2012
Supplemental cash flow disclosures
Cash paid for interest	$464,850	$564,103
Cash paid for income taxes	34,520	3,525
Noncash investing and financing activities
Distribution of net assets ($686,070 land with $525,000 related note payable) to members of Professional Power
Products - West Coast Packaging, LLC and contribution of the same by member to 448 W. Madison, LLC	—	161,070
Land surrendered in settlement of note with finance company	—	392,040

NOTE 14 - Consolidation of Variable Interest Entities

Variable interest entities are required to be consolidated by their primary beneficiary when certain circumstances exist. The primary beneficiary is the entity that holds the majority of the beneficial interests in the variable interest entity. The primary beneficiary of the VIE is the entity that is subject to a majority of the risk of loss from the VIE’s activity or is entitled to receive the majority of its residual returns or both. A VIE is a legal entity used for business purposes that either does not have equity investors with voting rights or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2013 and 2012

NOTE 14 - Consolidation of Variable Interest Entity (cont.)

The company has determined that it is the primary beneficiary of 448 W. Madison, LLC, a real estate entity that it leases certain property and equipment from, based on its guarantee of the real estate entity’s long-term debt and the majority stockholder of the company is the sole member in the real estate entity. 448 W. Madison, LLC is considered a VIE as defined above. Accordingly, the assets and liabilities and revenues and expenses of the VIE have been included in the accompanying consolidated financial statements. The assets of 448 W. Madison, LLC consist primarily of land and buildings and are included in property and equipment in the company’s balance sheet. The land and buildings serve as collateral for the VIE’s borrowings. Transactions between the VIE and Professional Power Products, Inc. include facility rental income and expenses.

The classification and carrying amounts of 448 W. Madison, LLC’s assets and liabilities that have been consolidated in the company’s financial statements are as follows:

	2013	2012
Assets
Due from related party (eliminated upon consolidation)	$55,028	$179,277
Property and equipment, net	4,964,216	5,104,912
Other assets	89,631	29,786
Liabilities
Current maturities of long-term debt	307,682	739,918
Accrued liabilities	21,921	22,082
Long-term debt, less current maturities	5,444,780	5,235,293

The company had determined that it was the primary beneficiary of Professional Power Products - West Coast Packaging, LLC, a former real estate entity, based on its guarantee of the real estate entity’s long-term debt and common ownership. Professional Power Products - West Coast Packaging, LLC was considered a VIE as defined above. Accordingly, the assets and liabilities and revenues and expenses of the VIE have been included in the accompanying consolidated financial statements. The assets of Professional Power Products - West Coast Packaging, LLC consisted primarily of land and are included in property and equipment in the company’s balance sheet. The VIE was dissolved during 2012 with the net assets distributed to the members and then contributed by a member into 448 W. Madison, LLC.

The 448 W. Madison, LLC’s creditors, primarily the bank, have recourse to the general credit of the company; therefore, the variable interest entity’s assets and liabilities have not been presented separately in the company’s 2013 and 2012 consolidated balance sheets.

NOTE 15 - Subsequent Events

The companies have evaluated subsequent events occurring through February 28, 2014, the date that the consolidated financial statements were available to be issued, for events requiring recording or disclosure in the companies’ consolidated financial statements. Other than the following, no subsequent events, occurring outside the normal course of business, were noted during this period.

The stockholders of the company have signed a letter of intent to sell the stock of the company. The purchase price is expected to be in excess of book value of net assets.

SUPPLEMENTAL INFORMATION

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

CONSOLIDATING BALANCE SHEETS

As of December 31, 2013 and 2012

ASSETS

	2013
	Professional Power Products Inc.	448 W. Madison, LLC	Professional Power Products - West Coast Packaging, LLC	Operations Eliminations	Consolidated Totals
CURRENT ASSETS
Cash and cash equivalents	$3,882,853	$—	$—	$—	$3,882,853
Accounts receivable, net	9,667,412	—	—	—	9,667,412
Due from related party	—	55,028	—	(55,028)	—
Inventories, net	3,788,941	—	—	—	3,788,941
Prepaid insurance	122,959	—	—	—	122,959
Other prepaid expenses	188,144	—	—	—	188,144
Other current assets	12,062	—	—	—	12,062

Total Current Assets	17,662,371	55,028	—	(55,028)	17,662,371

NET PROPERTY AND EQUIPMENT	2,437,471	4,964,216	—	—	7,401,687

OTHER ASSETS
Notes receivable	3,199	—	—	—	3,199
Loan origination fees, net	15,902	89,631	—	—	105,533

Total Other Assets	19,101	89,631	—	—	108,732

TOTAL ASSETS	$20,118,943	$5,108,875	$—	$(55,028)	$25,172,790

2012
Professional Power Products Inc.	448 W. Madison, LLC	Professional Power Products West Coast Packaging, LLC	Operations Eliminations	Consolidated Totals
$1,439,153	$—	$—	$—	$1,439,153
4,156,877	—	—	—	4,156,877
—	179,277	—	(179,277)	—
5,712,976	—	—	—	5,712,976
132,510	—	—	—	132,510
115,752	—	—	—	115,752
23,059	—	—	—	23,059

11,580,327	179,277	—	(179,277)	11,580,327

2,603,228	5,104,912	—	—	7,708,140

1,999	—	—	—	1,999
—	29,786	—	—	29,786

1,999	29,786	—	—	31,785

$14,185,554	$5,313,975	$—	$(179,277)	$19,320,252

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

CONSOLIDATING BALANCE SHEETS

As of December 31, 2013 and 2012

LIABILITIES AND EQUITY

	2013
	Professional Power Products Inc.	448 W. Madison, LLC	Professional Power Products - West Coast Packaging, LLC	Operations Eliminations	Consolidated Totals
CURRENT LIABILITIES
Lines of credit	$—	$—	$—	$—	$—
Accounts payable	2,872,112	—	—	—	2,872,112
Income taxes payable	—	—	—	—	—
Accrued liabilities	613,599	21,921	—	—	635,520
Accrued warranty	552,053	—	—	—	552,053
Deferred revenues	1,529,797	—	—	—	1,529,797
Due to related party	55,028	—	—	(55,028)	—
Current maturities of long-term debt	208,330	307,682	—	—	516,012
Current maturities of capital lease obligations	45,844	—	—	—	45,844

Total Current Liabilities	5,876,763	329,603	—	(55,028)	6,151,338
LONG-TERM LIABILITIES
Line of credit	4,460,000	—	—	—	4,460,000
Long-term debt, less current maturities	1,201,073	5,444,780	—	—	6,645,853
Capital lease obligations, less current maturities	—	—	—	—	—

Total Liabilities	11,537,836	5,774,383	—	(55,028)	17,257,191

EQUITY (DEFICIT)
Controlling interests
Common stock, $1 stated value per share	1,000	—	—	—	1,000
Additional paid-in capital	1,784	—	—	—	1,784
Retained earnings	8,578,323	—	—	—	8,578,323

Total Controlling Interests	8,581,107	—	—	—	8,581,107
Noncontrolling interest in variable interest entities	—	(665,508)	—	—	(665,508)

Total Equity (Deficit)	8,581,107	(665,508)	—	—	7,915,599

TOTAL LIABILITIES AND EQUITY	$20,118,943	$5,108,875	$—	$(55,028)	$25,172,790

2012
Professional Power Products Inc.	448 W. Madison, LLC	Professional Power Products - West Coast Packaging, LLC	Operations Eliminations	Consolidated Totals
$3,850,000	$—	$—	$—	$3,850,000
2,677,274	—	—	—	2,677,274
44,550	—	—	—	44,550
583,819	22,082	—	—	605,901
379,316	—	—	—	379,316
2,251,141	—	—	—	2,251,141
179,277	—	—	(179,277)	—
265,713	739,918	—	—	1,005,631
109,553	—	—	—	109,553

10,340,643	762,000	—	(179,277)	10,923,366
—	—	—	—	—
1,300,347	5,235,293	—	—	6,535,640
45,844	—	—	—	45,844

11,686,834	5,997,293	—	(179,277)	17,504,850

1,000	—	—	—	1,000
1,784	—	—	—	1,784
2,495,936	—	—	—	2,495,936

2,498,720	—	—	—	2,498,720
—	(683,318)	—	—	(683,318)

2,498,720	(683,318)	—	—	1,815,402

$14,185,554	$5,313,975	$—	$(179,277)	$19,320,252

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

CONSOLIDATING STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2013 and 2012

	2013
	Professional Power Products Inc.	448 W. Madison, LLC	Professional Power Products - West Coast Packaging, LLC	Operations Eliminations	Consolidated Totals
NET SALES	$40,274,885	$480,734	$—	$(480,734)	$40,274,885
COST OF GOODS SOLD	29,929,934	—	—	(480,734)	29,449,200

Gross Profit	10,344,951	480,734	—	—	10,825,685
OPERATING EXPENSES	2,754,360	181,755	—	—	2,936,115

Operating Income (Loss)	7,590,591	298,979	—	—	7,889,570

OTHER INCOME (EXPENSE)
Interest expense	(223,075)	(245,169)	—	—	(468,244)
Other income (expense)	3,145	—	—	—	3,145
Loss on sale of land	—	—	—	—	—

Net Other Expense	(219,930)	(245,169)	—	—	(465,099)

NET INCOME (LOSS)	$7,370,661	$53,810	$—	$—	$7,424,471

2012
Professional Power Products Inc.	448 W. Madison, LLC	Professional Power Products - West Coast Packaging, LLC	Operations Eliminations	Consolidated Totals
$27,526,565	$404,750	$—	$(404,750)	$27,526,565
23,410,371	—	—	(404,750)	23,005,621

4,116,194	404,750	—	—	4,520,944
3,201,777	211,632	4,860	—	3,418,269

914,417	193,118	(4,860)	—	1,102,675

(291,991)	(281,725)	(12,469)	—	(586,185)
(3,014)	—	—	—	(3,014)
—	—	(103,429)	—	(103,429)

(295,005)	(281,725)	(115,898)	—	(692,628)

$619,412	$(88,607)	$(120,758)	$—	$410,047

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

SCHEDULE OF CONSOLIDATING OPERATING EXPENSES

For the Years Ended December 31, 2013 and 2012

	2013
	Professional Power Products Inc.	448 W. Madison, LLC	Professional Power Products - West Coast Packaging, LLC	Operations Eliminations	Consolidated Totals
Bank charges	$16,639	$—	$—	$—	$16,639
Depreciation	40,341	140,696	—	—	181,037
Dues and subscriptions	34,271	—	—	—	34,271
Educational expenses	7,341	—	—	—	7,341
Employee benefits	209,897	—	—	—	209,897
Rental	24,373	—	—	—	24,373
Insurance	38,236	—	—	—	38,236
Other licenses	7,122	—	—	—	7,122
Professional fees	233,056	—	—	—	233,056
Office expense	128,512	—	—	—	128,512
Research and development	44,572	—	—	—	44,572
Repairs and maintenance	17,151	—	—	—	17,151
Vehicle expense	42,035	—	—	—	42,035
Utilities	38,117	—	—	—	38,117
Salaries and wages	1,456,352	—	—	—	1,456,352
Payroll taxes expense	124,200	—	—	—	124,200
Donations	1,492	—	—	—	1,492
Consulting fees	50,153	—	—	—	50,153
Travel expenses	41,406	—	—	—	41,406
Meals and entertainment	63,243	—	—	—	63,243
Penalties and late fees	7,788	—	—	—	7,788
Bad debt expense	57,315	—	—	—	57,315
Payroll processing expenses	50,713	—	—	—	50,713
Outside services	31,065	32,904	—	—	63,969
Gain on disposal of property and equipment	(1,000)	—	—	—	(1,000)
Amortization	—	8,155	—	—	8,155
State income taxes	(10,030)	—	—	—	(10,030)

TOTAL OPERATING EXPENSES	$2,754,360	$181,755	$—	$—	$2,936,115

PROFESSIONAL POWER PRODUCTS, INC. AND VARIABLE INTEREST ENTITIES

SCHEDULE OF CONSOLIDATING OPERATING EXPENSES

For the Years Ended December 31, 2013 and 2012

	2012
	Professional Power Products Inc.	448 W. Madison, LLC	Professional Power Products - West Coast Packaging, LLC	Operations Eliminations	Consolidated Totals
Advertising	$714	$—	$—	$—	$714
Bank charges	64,290	—	—	—	64,290
Depreciation	43,323	205,722	—	—	249,045
Dues and subscriptions	56,658	—	—	—	56,658
Educational expenses	2,882	—	—	—	2,882
Employee benefits	86,251	—	—	—	86,251
Rental	37,602	—	—	—	37,602
Insurance	14,404	—	—	—	14,404
Other licenses	4,744	—	—	—	4,744
Professional fees	157,318	—	—	—	157,318
Office expense	123,444	—	—	—	123,444
Research and development	48,994	—	—	—	48,994
Repairs and maintenance	4,683	—	—	—	4,683
Vehicle expense	41,826	—	—	—	41,826
Utilities	51,106	—	—	—	51,106
Salaries and wages	1,765,364	—	—	—	1,765,364
Payroll taxes expense	103,172	—	—	—	103,172
Donations	13,295	—	—	—	13,295
Consulting fees	114,562	—	—	—	114,562
Travel expenses	57,755	—	—	—	57,755
Meals and entertainment	49,621	—	—	—	49,621
Penalties and late fees	14,009	—	—	—	14,009
Bad debt expense	153,269	—	—	—	153,269
Payroll processing expenses	39,501	—	—	—	39,501
Outside services	44,397	5,146	—	—	49,543
Loss on disposal of property and equipment	35,637	—	—	—	35,637
Amortization	—	764	—	—	764
Recruiting expense	24,780	—	—	—	24,780
Property taxes	—	—	4,860	—	4,860
State income taxes	48,176	—	—	—	48,176

TOTAL OPERATING EXPENSES	$3,201,777	$211,632	$4,860	$—	$3,418,269